PROSPECTUS, FEBRUARY 19, 2005

JPMorgan

Municipal Bond

Funds

Select Class Shares

Distributed through JPMorgan Distribution Services, Inc.

JPMorgan Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
JPMorgan Tax Free Bond Fund	1

More About the Fund
Principal Investment Strategies	6
Investment Risks	6
Portfolio Quality	7
Temporary Defensive Positions	7
Portfolio Turnover	8

How to Do Business with the Fund
Purchasing Fund Shares	9
Shareholder Servicing Fees	13
Exchanging Fund Shares	13
Redeeming Fund Shares	14

Shareholder Information
Voting Rights	16
Dividend Policies	16
Tax Treatment of Shareholders	17
Shareholder Statements and Reports	18
Availability of Proxy Voting Record	18
Portfolio Holdings Disclosure	19

Management of the Fund
The Adviser, Administrator and Distributor	20
Advisory Fees	20
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	20
The Fund Managers	21
Fund Manager Compensation and Fund Holdings	21

Legal Proceedings and Additional Fee and Expense Information	23
Financial Highlights	28
Appendix A: Investment Practices	29

JPMORGAN	Tax Free Bond Fund

(formerly One Group® Tax-Free Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of municipal bonds. JPMorgan Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMorgan Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. JPMorgan Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

FUND SUMMARY	Tax Free Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY	Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Class Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for the Select Class Shares prior to their inception is based on the performance of Class A, the original class offered, unadjusted for differences in expenses.

Best Quarter:	6.66%	1Q1995	Worst Quarter:	-2.20%	2Q2004

FUND SUMMARY	Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/1/88
Select Class	2/1/95
Return Before Taxes		4.03%	6.86%	6.64%	7.12%
Return After Taxes on Distributions		3.78%	6.80%	6.49%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares		4.49%	6.60%	6.37%	6.73%
Lehman Brothers Municipal Bond Index[2] (no deduction for fees, expenses or taxes)		4.48%	7.20%	7.06%	7.18%
Lipper General Municipal Fund Index[3] (no deduction for taxes)		4.14%	6.63%	6.39%	N/A*
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund. Historical performance shown for the Select Class Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has been adjusted to reflect the differences in sales charges between classes but has not been adjusted for the differences in expenses.
[2]	The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper General Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY	Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT CLASS
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.68%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	.58%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .58% of the average daily net assets of the Select Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$59	$200	$361	$830
[1] Without contractual fee waivers, 1 Year expenses would be $69.

More About the Fund

The Fund described in this prospectus is a series of JPMorgan Trust II and is managed by JPMorgan Investment Advisors. For more information about the Fund and JPMorgan Investment Advisors, please read “Management of the Fund” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies that are used to meet the Fund’s investment objective are described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

There can be no assurance that the Fund will achieve its investment objectives. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

JPMORGAN TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The securities in which the fund invests may have fixed rates of return or floating or variable rates.

•	Up to 20% of the Fund’s assets may be held in cash and cash equivalents.

•	The Fund may invest in securities without regard to maturity.

INVESTMENT RISKS

•	The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

•	DERIVATIVES. The Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. The Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc.) assign ratings to debt securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Fund only purchases securities that meet the rating criteria described below. JPMorgan Investment Advisors will look at a security’s rating at the time of investment. If the securities are unrated, JPMorgan Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. JPMorgan Investment Advisors will consider such an event in determining whether the Fund should continue to hold the security.

•	Municipal Securities that are bonds must be rated as investment grade.

•	Short-term securities such as taxable and tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase) that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS), as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Who can buy shares?

Select Class Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened through a Financial Intermediary.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase orders accepted by a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price.

•	Please see “How do I open an account?” for more details.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value (NAV) per share.

•	NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase or redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. The Board of Trustees receives regular reporting concerning the operation of the fair valuation procedures.

•	The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

•	Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

•	Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

•	Select Class Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

•	Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Share accounts opened on or before February 19, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A Share accounts.

•	Investment minimums may be waived for certain types of retirement accounts (e.g. 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts.

•	The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, speak to your Financial Intermediary.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

•	You may be required by your Financial Intermediary to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases and redemptions.

•	If you have questions, contact your Financial Intermediary.

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Select Class Shares of the Fund may be exchanged for Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund and the JPMorgan Tax Aware Enhanced Income Fund or for Premier Shares of the JPMorgan Tax Free Money Market Fund.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

•	Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for the JPMorgan Fund by contacting your Financial Intermediary.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	You contact your Financial Intermediary.

•	The Fund receives the request by 4:00 p.m. ET.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business.

•	Redemption orders accepted by a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

1.	You may send a written redemption request to your Financial Intermediary.

2.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

3.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

You will not be permitted, however, to enter a redemption order for shares purchased by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

What will my shares be worth?

•	If a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the required minimum investment noted above for 30 days as a result of selling your shares. We will give you 60 days’ before closing your account.

•	The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Shareholder Information

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Fund generally declares dividends on the last business day of each month. Dividends for the Fund are distributed on the first business day of each month. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Federal Taxation of Distributions

Exempt-Interest Dividends. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets consists of obligations the interest on which is excludable from gross income, the Fund may pay “exempt-interest dividends” to you. Generally, exempt-interest dividends are excludable from gross income. However:

1.	If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Fund.

2.	Receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

Investment Income and Capital Gains Dividends. The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous year.

State and Local Taxation of Distributions. Dividends that are derived from the Fund’s investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

The Fund will notify you annually of the percentage of income and distributions derived from U.S. government obligations. Unless otherwise discussed below, investment income and capital gains dividends may be subject to state and local taxes.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

Your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

In March and September, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please call your Financial Intermediary.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMorgan Investment Advisors. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Management of the Fund

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

JPMorgan Investment Advisors Inc. (formerly known as Banc One Investment Advisors Corporation) (the Adviser) (1111 Polaris Parkway, Suite 2-J, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. JPMorgan Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of JPMorgan Trust II. JPMorgan Investment Advisors has served as investment adviser to the Trust since its inception. In addition, JPMorgan Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, JPMorgan Investment Advisors managed over $172 billion in assets. JPMorgan Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMorgan Investment Advisors Inc. is referred to in this prospectus as “JPMorgan Investment Advisors.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding Investor Funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEE

JPMorgan Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of the Fund. For the most recent fiscal year, the Fund paid advisory fees at the following rate:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Tax Free Bond Fund	.40

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

JPMorgan Investment Advisors, the Fund’s Distributor, and from time to time, other affiliates of JPMorgan Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Fund. Financial Intermediaries include investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into agreements with the Distributor, such as JPMorgan Chase Bank, N.A., J.P. Morgan Securities, Inc., Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMorgan Investment Advisors and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Fund is managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Fund. Each team member makes recommendations about securities to be purchased and sold in the Fund. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

The Portfolio managers and research analysts described in this prospectus participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

•	Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

•	Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds (now known as the JPMorgan Trust II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, JPMorgan Investment Advisors (formerly known as Banc One Investment Advisors) entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, JPMorgan Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, JPMorgan Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires JPMorgan Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, JPMorgan Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the NYAG settlement agreement, the $50 million payment by JPMorgan Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with JPMorgan Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of JPMorgan Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that JPMorgan Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing certain Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. JPMorgan Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and JPMorgan Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and JPMorgan Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Large Cap Value Fund, the Equity Index Fund, the Equity Income Fund, the Government Bond Fund and the U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Tax Free Bond Fund	Select	0.62%	0.58%	0.68%

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN TAX FREE BOND FUND	SELECT CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$61	5.00%	4.41%	4.41%
October 31, 2006	$62	10.25%	9.02%	4.42%
October 31, 2007	$76	15.76%	13.73%	4.32%
October 31, 2008	$79	21.55%	18.65%	4.32%
October 31, 2009	$82	27.63%	23.77%	4.32%
October 31, 2010	$86	34.01%	29.12%	4.32%
October 31, 2011	$90	40.71%	34.70%	4.32%
October 31, 2012	$94	47.75%	40.51%	4.32%
October 31, 2013	$98	55.13%	46.59%	4.32%
October 31, 2014	$102	62.89%	52.92%	4.32%
October 31, 2015	$106	71.03%	59.52%	4.32%

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

TAX FREE BOND FUND (FORMERLY TAX-FREE BOND FUND) SELECT CLASS (FORMERLY CLASS I SHARES)	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.42	$12.89	$12.72	$12.15	$12.44
Investment Activities:
Net investment income	0.59	0.59	0.61	0.61	0.60
Net realized and unrealized gains (losses) from investments	(0.52)	0.53	0.17	0.57	(0.29)
Total from Investment Activities	0.07	1.12	0.78	1.18	0.31
Distributions:
Net investment income	(0.59)	(0.59)	(0.61)	(0.61)	(0.60)
Net realized gains	(0.02)	–	–	–	–
Total Distributions	(0.61)	(0.59)	(0.61)	(0.61)	(0.60)
NET ASSET VALUE, END OF PERIOD	$12.88	$13.42	$12.89	$12.72	$12.15
Total Return	0.53%	8.86%	6.25%	9.88%	2.64%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$437,303	$515,093	$539,253	$574,311	$609,667
Ratio of expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.60%
Ratio of net investment income to average net assets	4.41%	4.47%	4.72%	4.86%	4.96%
Ratio of expenses to average net assets*	0.64%	0.63%	0.63%	0.63%	0.66%
Portfolio turnover(A)	20.12%	12.05%	10.70%	33.81%	44.41%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among classes of shares issued.

Appendix A

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME
JPMorgan Tax Free Bond Fund

Instrument	Risk Type

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Prepayment Market Credit Regulatory
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	Management Liquidity Credit Market Leverage
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	Market Liquidity Management
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Market Leverage
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser administrator. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	Market

Instrument	Risk Type

Loan Participations and Assignments: Participations in, or assignments of municipal securities, including municipal leases.	Market Credit Political Liquidity Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	Prepayment Market Credit Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Bond Anticipation Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, participations in pools of municipal securities, obligations of municipal housing authorities and single family revenue bonds.	Credit Political Tax Market Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	Management Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Credit
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	Management Credit Liquidity Market

Instrument	Risk Type

Treasury Receipts: TRs, TIGRs and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	Market Credit Govt. Securities
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	Market Credit Zero Coupon

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates.

For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information

This description of the JPMorgan Funds’ Privacy Policy

is not part of the prospectus.

with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

This description of the JPMorgan Funds’ Privacy Policy

is not part of the prospectus.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy

is not part of the prospectus.

If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Fund at:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266 - 8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

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